Phoenix Opportunities Trust

Supplement dated October 1, 2007 to the

Fixed Income Funds Prospectus dated June 27, 2007,

as supplemented September 7, 2007

and the Alternative Funds Prospectus dated June 27, 2007,

as supplemented August 17, 2007 and September 7, 2007

Important Notice to Investors

Fixed Income Funds Prospectus

All Funds

The chart under the heading “Additional Investment Techniques” on page 60 is hereby amended to indicate that all funds, except the CA Tax-Exempt Bond Fund and the Money Market Fund, may engage in Securities Lending.

Phoenix Core Bond Fund

The “Portfolio Management” disclosure on page 20 is amended by adding David L. Albrycht, CFA to the team of portfolio managers and including his biographical information as follows:

Mr. Albrycht serves on the portfolio management team (since 2007) of the fund. He also serves as Senior Portfolio Manager for the Phoenix Low-Duration Core Plus Bond Fund, the Phoenix Multi-Sector Fixed Income Fund and the Phoenix Multi-Sector Short Term Bond Fund. In addition, he manages the fixed income portions of the Phoenix Balanced Fund and the Phoenix Income & Growth Fund. He is a Senior Managing Director, Fixed Income, of Goodwin. Previously, he was associated with Phoenix, an affiliate of Goodwin, and has managed fixed income portfolios since 1992. Mr. Albrycht joined Phoenix in 1981 and since then has held positions of increasing responsibility.

Alternative Funds Prospectus

In the “Additional Investment Techniques” section under the subheading “Securities Lending” on page 30, the disclosure is hereby amended to indicate that each of the funds may engage in Securities Lending.

Investors should retain this supplement with the Prospectus for future reference.

PXP 5050/SecLend&CBF-PM (10/07)